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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2001


                          HILLENBRAND INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           INDIANA                    1-6651                   35-1160484
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


           700 STATE ROUTE 46 EAST
             BATESVILLE, INDIANA                                47006-8835
   (Address of principal executive offices)                     (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (812) 934-7000


                                 NOT APPLICABLE
                         (Former name or former address,
                         if changed since last report.)



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ITEM 5. OTHER EVENTS

     On October 10, 2001, George M. Hillenbrand II and Lawrence R. Burtschy announced their retirement from Hillenbrand Industries, Inc.'s board of directors. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1  Press release dated October 10, 2001 issued by the Company.
















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HILLENBRAND INDUSTRIES, INC.



DATE:  October 10, 2001                 BY:   /S/  Scott K. Sorensen
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                                                   Scott K. Sorensen
                                                   Vice President and
                                                   Chief Financial Officer


DATE:  October 10, 2001                 BY:   /S/  James D. Van De Velde
                                              ----------------------------------
                                                   James D. Van De Velde
                                                   Vice President and Controller









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                                  EXHIBIT INDEX


Exhibit Number                Exhibit Description
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     99.1                     Press Release dated October 10, 2001 issued by the
                              Company.














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